UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2009
Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01. Other Events
     We adopted FASB 160, “Non-Controlling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51”, on January 1, 2009. Prior to the adoption of FASB 160, we reported minority interest within liabilities on our Consolidated Statements of Financial Condition. FASB 160 requires an entity to clearly identify and present ownership interests in subsidiaries held by parties other than the entity in the consolidated financial statements within the equity section but separate from the entity’s equity and, accordingly, we now present non-controlling interests within stockholders’ equity, separately from our own equity. FASB 160 also requires that revenues, expenses, net income or loss, and other comprehensive income or loss be reported in the consolidated financial statements at the consolidated amounts, which includes amounts attributable to both owners of the parent and noncontrolling interests. Net income or loss and other comprehensive income or loss shall then be attributed to the parent and noncontrolling interest. Prior to the adoption of FASB 160, we recorded minority interest in earnings (loss) of consolidated subsidiaries in the determination of net earnings (loss). These changes were reflected in the financial statements included in our Quarterly Report on Form 10-Q for the first quarter of 2009, filed with the SEC on May 8, 2009.
     We have recast certain prior financial statements to retrospectively reflect the adoption of FASB 160. In addition, these recast financial statements reflect the retrospective application of FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities,” also adopted on January 1, 2009. Under FSP EITF 03-6-1, net earnings are allocated among common shareholders and participating securities based on their right to share in earnings. The adoption of FSP EITF 03-6-1 reduced previously reported Diluted EPS. See Note 12 to the recast financial statements filed with this report for an explanation of the calculation of earnings per share under FSP EITF 03-6-1.
     We have also recast the related Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Information for the five years ended December 31, 2008. The Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Information included in this Current Report on Form 8-K supersede those included in our Annual Report on Form 10-K for the year ended December 31,2008, filed with the SEC on February 27, 2009.
Item 9.01. Financial Statements and Exhibits
     The following exhibits are filed with this report:

Number	Exhibit

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Financial Statements and Supplementary Data.

99.4	Consent of KPMG LLP
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.
Date: June 24, 2009	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Financial Statements and Supplementary Data.

99.4	Consent of KPMG LLP

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